Exhibit 99.1
A.G. EDWARDS CONFERENCE — MAY 15, 2007

Agenda U-Store-It objectives 1 Corporate overview 3 Organizational structure 6 Portfolio overview 11 Financial overview 14 U — S T O R E — I T T R U S T 1

U-Store-It objectives U-Store-It will seek to grow the business both internally and externally Internal growth opportunities — Improve physical occupancy — Rate increases to existing tenants — Target reduction in the use of tenant discounts — Improve control over expense growth; increase margins External growth opportunities — Remain an opportunistic acquirer in target markets — Continue to explore joint venture and development opportunities U-Store-It has an on-going portfolio evaluation program to help prune the portfolio and determine target dispositions U - S T O R E — I T T R U S T 2

Agenda U-Store-It objectives 1 Corporate overview 3 Organizational structure 6 Portfolio overview 11 Financial overview 14 U — S T O R E — I T T R U S T 3

Introduction to U-Store-It Trust

U-STORE-IT

Company snapshot

- U-Store-It is a self-administered and self-managed REIT focused on the ownership, operation, acquisition and development of self-storage facilities in the United States
- The company is the sixth largest owner and operator of self-storage facilities in the United States
- Founded in July 2004 as the successor to the Amsdell family's self-storage operations, YSI commenced trading as a public REIT after the Company's IPO in October 2004 following the merger with Amsdell Partners, Inc. and High Tide LLC
- With operations in 27 states across the US, the diverse portfolio has its main presence in California, Florida, Texas, Ohio, Illinois, Arizona, Tennessee, Colorado, Connecticut and New Jersey

Key financials ($ millions)

Financials	2004A	2005A	2006A
Revenue	$91.9	$147.6	$213.1
Operating expenses	65.9	113.5	173.9
NOI	55.9	92.1	126.5
EBITDA	61.6	73.6	104.2

Other statistics	Statistic	Multiple
Price/2007E FFO	$1.06	17.0x
Price/2008E FFO	1.20	15.0
EBITDA/interest expense		2.2x
Fixed charge coverage		1.9x

Public market overview

($ in millions, except per share data)	
Share price (as of 05/08/07)	$18.05
Common shares outstanding	57.4
Common share equivalents[1]	5.2
Total shares outstanding	62.6
Market value of equity	$1,130.6
Plus: Total debt	894.3
Total market capitalization	$2,024.9
Less: Cash and cash equivalents	(5.6)
Firm value	$2,019.3

[1] Includes options and operating partnership units, $55.0 million of minority interest accounted for in operating partnership units. Assumes treasury stock method for dilutive impact of stock options

Facility overview


U-STORE-IT

- 402 facilities
- 27 states
- 223,543 units
- 25.5 mm rentable sq. ft.

Source: Company filings (03/31/2007)

U-STORE-IT TRUST 4

U-Store-It has gone through a significant transformation


July 2004

July 2004
- U-Store-It Trust is formed to succeed the self-storage operations owned by Robert J. Amsdell, Barry L. Amsdell, Todd C. Amsdell, and their affiliated entities and related family trusts

IPO: October 27, 2004
- YSI completes IPO, issuing an aggregate of 28.8mm common shares for gross proceeds of $460.0mm
- YSI enters into a 3 year $150mm revolving credit facility

October - November, 2004
- YSI completes acquisition of 46 self-storage facilities
  - Metro Storage LLC ($184.0mm)
  - Devon Facilities ($18.2mm)
  - Self-storage Zone Facility ($5.7mm)
  - Federal Self-Storage Facility ($13.9mm)

April-July 2005
- April: YSI completes acquisition of 18 self-storage facilities from Liberty Self-Storage, for approximately $34.0mm
- July: YSI completes previously announced acquisition of 66 self-storage facilities, 4 office parks and 1 mobile home park for $214.5mm from National Self Storage

August-October 2005
- October: YSI completes a follow-on offering, selling 19.7mm common shares at an offering price of $20.35 per share, for gross proceeds of $400.2mm. A portion of net proceeds used to repay secured credit facility and finance National portfolio acquisition

November-December 2005
- December: YSI acquires 6 self-storage facilities located in California for approximately $57.0mm

February- May 2006
- February: YSI enters into a new three-year $250.0mm unsecured revolving credit facility, replacing existing $150.0mm secured revolving facility
- April: YSI appoints self-storage industry veteran Dean Jernigan as new president and chief executive officer, replacing Robert Amsdell
- May: YSI appoints Chris Marr as new chief financial officer

November-December 2006
- November: YSI identifies 30 assets for sale, based on operational efficiency, capital improvement requirements and competitive environment
- November: YSI enters into a 30-day, unsecured $50mm term loan and a new three-year $450.0mm unsecured credit facility, replacing existing $250.0mm unsecured revolving facility. Proceeds used to repay the USI II and Acquiport III loans
- December: YSI appoints Timothy M. Martin as new chief accounting officer

February-March 2007
- February: Internal investigation leads to the departure of three members of the company's founding family: Barry Amsdell, Robert J. Amsdell and Todd C. Amsdell
- February: YSI appoints William M. Diefenderfer II as Chairman of the Board
- March: YSI announces it will restate 2004 and 2005 financials due to a classification error in its December 2005 balance sheet in which $90mm in short-term investments were incorrectly classified as "cash and cash equivalents" rather than as "marketable securities." Management stresses the revision will not affect its 2005 results of operations

May, 2007
- May: YSI announces first quarter Funds from Operations of $0.21 per share, in line with company guidance

U-STORE-IT TRUST 5

Agenda U-Store-It objectives 1 Corporate overview 3 Organizational structure 6 Portfolio overview 11 Financial overview 14 U — S T O R E — I T T R U S T 6

U-Store-It is led by a recently upgraded, experienced management team . . . Board of Trustees Dean Jernigan William M. Diefenderfer III Chief Executive Officer Chairman of the Board & Trustee President & Trustee 2+ years with YSI 1 years with YSI 2+ years in real estate 22+ years in real estate Finance Legal Operations Accounting Christopher P. Marr Kathleen A. Weigand Stephen R. Nichols Timothy M. Martin Chief Financial Officer Executive Vice President, Senior Vice President Chief Accounting Officer 1 year with YSI General Counsel and Secretary 1 year with YSI 1 year with YSI 13 years in real estate 1 year with YSI 12 years in real estate 10 years in real estate 1 year in real estate U — S T O R E — I T T R U S T 7

. . . and is overseen by a predominantly independent board of trustees

Independent trustees

Independent trustees	Age	YSI Committee(s)	Affiliation(s)	Title
William M. Diefenderfer III	61	▪ Audit Committee	▪ Diefenderfer, Hoover, Boyle & Wood ▪ SLM Corporation ▪ The Student Loan Marketing Association Inc ▪ Enumerate Solutions Inc	▪ Partner ▪ Director ▪ Director ▪ Vice Chairman of the Board of Directors
Thomas A. Commes	64	▪ Compensation Committee (Chairperson) ▪ Audit Committee ▪ Nominating & Governance Committee	▪ Agilysys Inc ▪ Applied Industrial Technologies Inc ▪ Pella Corporation	▪ Director ▪ Director ▪ Director
John C. Dannemiller	68	▪ Nominating & Governance Committee (Chairperson) ▪ Compensation Committee	▪ The Lamson & Session Co ▪ The Cleveland Clinic Foundation – Western Region	▪ Director ▪ Director
Harold S. Haller	68	▪ Compensation Committee ▪ Nominating & Governance Committee	▪ Harold S. Haller & Company	▪ Founder
Marianne M. Keler	52	▪ Audit Committee ▪ Nominating & Governance Committee		
David J. LaRue	45	▪ Audit Committee (Chairperson)	▪ Forest City Commercial Group ▪ Cleveland School of the Arts ▪ Greater Cleveland Sports Commission	▪ President and Chief Operating Officer ▪ Director ▪ Director

Company trustees

Company trustee	Age	Affiliation(s)	Title
Dean Jernigan	61	▪ Thomas and Betts	▪ Director

U-STORE-IT TRUST 8

U-Store-It Trust ownership and corporate structure Top institutional and insider holders Corporate structure (%) Common Institutional holder Position outstanding Public Cohen & Steers Capital Management, Inc. 5,610,154 9.77% shareholders Vanguard Group, Inc. 3,080,889 5.37 Brahman Capital Corp. 2,716,100 4.73 100% Heitman/PRA Securities Advisors, Inc. 2,488,573 4.33 Wellington Management Co. LLP 2,145,350 3.74 Security Capital Management Group (U.S.) 1,968,040 3.43 U-Store-It Trust Barclays Global Investors NA (CA) 1,934,258 3.37 LaSalle Investment Management Securities LP 1,898,424 3.31 Goldman Sachs Asset Management LP (U.S.) 1,704,653 2.97 Franklin Advisers, Inc. 1,665,170 2.90 Total top 10 institutional holders 25,211,611 43.92% Total institutional ownership 49,423,698 86.09% 90.9% OP unit (%) Common holders Insider Position outstanding Amsdell Loretta Family Irrevocable Trust 3,921,850 6.83% 9.1% Amsdell Robert J Family Irrevocable Trust 3,921,850 6.83 Todd C. Amsdell 466,839 0.81 U-Store-It Operating Robert J. Amsdell 365,919 0.64 Partnership Dean Jernigan 251,745 0.44 Properties U — S T O R E — I T T R U S T 9

U-Store-It has integrated real estate operations Acquisitions/ dispositions Management/ Development/ 3rd party services redevelopment/ approvals/ land planning YSI is a full service REIT Information Finance/ technology accounting Legal U — S T O R E — I T T R U S T 10

Agenda U-Store-It objectives 1 Corporate overview 3 Organizational structure 6 Portfolio overview 11 Financial overview 14 U — S T O R E — I T T R U S T 11

U-Store-It has a national footprint... Store distribution (03/31/2007) Newly acquired 1 Existing 6 Wisconsin 4 2 Massachusetts New York Rhode Island 1 17 Michigan Connecticut 2 2 1 Pennsylvania 14 New Jersey Nevada 4 30 5 27 9 Ohio Delaware Utah Indiana 5 Colorado Illinois Maryland Virginia California 8 12 2 15 43 5 21 North Carolina Tennessee 1 10 8 Arizona 6 18 South Carolina New Mexico 3 Mississippi Alabama Georgia 5 3 Top 5 markets Louisiana 3 15 28 6 Number of Total rentable 6 State facilities square feet (mm) Texas 3 California 58 3.9 52 Florida 55 4.0 Texas 43 2.7 Florida Ohio 34 2.0 Illinois 27 1.6 Total properties: 402 Newly acquired properties1: 63 Total square feet: 25.5mm 1 Represents properties acquired 2006 to 2007 year to date U — S T O R E — I T T R U S T 12

...with concentrations in the key California and Florida markets High growth market focus Newly No. of Almanac 2007 acquired Market Rentable sq. ft. % of total facilities Occupancy Supply Index1 properties2 Arizona 1,383,454 5.4% 26 83.6% 126 9 California 3,845,570 15.1% 58 70.6% 86 9 Florida 3,865,856 15.2% 55 82.2% 99 9 Illinois 1,613,256 6.3% 27 73.6% 64 New Jersey 1,011,590 4.0% 15 74.2% 51 9 New York 335,153 1.4% 6 79.4% 43 Ohio 1,971,774 7.5% 34 78.2% 85 9 1 The Self Storage Almanac uses a “Supply Index” to determine the relative saturation level for particular states compared to the national average. Scores lower than 100 represent under-supplied areas 2 Represents properties acquired 2006 to 2007 year to date Revenue breakdown Average age of properties (years, 2006) 18 19 17 Ancilliary Ancilliary Ancilliary 6.8% 7.0% 7.7% 10 Rental income3 Rental income3 Rental income3 93.2% 93.0% 92.3% 2005 2006 Q1’2007 Total = $55.5mm EXR YSI SSS PSA Total = $147.6mm Total = $213.1mm 3 Includes other related party revenue U — S T O R E — I T T R U S T 13

Agenda U-Store-It objectives 1 Corporate overview 3 Organizational structure 6 Portfolio overview 11 Financial overview 14 U — S T O R E — I T T R U S T 14

U-Store-It First Quarter 2007 Results Funds from Operations (FFO) reported at $0.21/share, in line with the Company’s guidance Includes $1 million in fees associated with the restatement and inquiry Same store growth over the same quarter of last year: Net Operating Income (NOI) growth of 2% In place annual rent per square foot grew 4.1% Portfolio Occupancy Quarter End: 78.2% Average: 77.9% Same Store Occupancy Quarter End: 79.7% Average: 79.6% U — S T O R E — I T T R U S T 15

U-Store-It maintains stable operating and cashflow metrics Average rent/sq. ft. ($) Cash flow available after debt service1 ($ millions) $10.47 $10.33 $10.65 $10.13 $10.04 $58.1 21.4 % CAGR $37.8 $41.2 $26.7 $28.9 2002 2003 2004 2005 2006 2002 2003 2004 2005 2006 1 EBITDA less interest expense Average occupancy (%) NOI ($mm) 82.1% 84.0% 82.2% 79.9% 80.2% $126.5 25.8 % GR: CA $92.1 $50.5 $52.7 $55.9 2002 2003 2004 2005 2006 2002 2003 2004 2005 2006 Focus on operations and brand enhancement helps YSI maintain a stable operating profile while growing NOI            U — S T O R E — I T T R U S T 16

U-Store-It has a well-staggered maturity schedule Balance sheet (as of March 31, 2007, $ millions) Maturity schedule (as of March 31, 2007, $ millions) Weighted Weighted avg. avg. Mortgage notes ($585.2mm) Line of credit ($107.5mm 1) 03/31/2007 interest rate maturity Unsecured debt            Term loan ($200.0mm) Line of credit $107.5 6.47% 2009 Unsecured term loan 200.0 6.47 2009 Total unsecured debt $307.5 6.47% 2009 Secured debt            Fixed rate mortgages $585.2 5.41% 2011 Fixed rate mortgage debt premium 1.4 5.41 NA $200.0 Promissory notes 0.1 5.97 NA Total secured debt $586.8 5.41% Total debt $894.3 5.77% Total fixed rate debt 65.6% Total variable rate debt 34.4 Select credit ratios (as of March 31, 2007) $107.5 $267.5 3/31/2007 Total debt/total adjusted book capitalization 50.3% Total secured debt/GAV 34.0 $112.6 $89.7 $91.0 Total debt/total assets 56.2 $16.5 $8.0 Secured debt/EBITDA 5.4x Unencumbered NOI/total NOI 37.3% 2007 2008 2009 2010 2011 2012+ EBITDA/Interest expense 2.2x Note: Excludes $1.4mm of mortgage debt premium and $0.1mm of promissory notes 1 Total availability on the line of credit of $250.0mm            U — S T O R E — I T T R U S T 17

Summary credit statistics Summary credit statistics 2004A 2005A 2006A 3/31/07 Debt/total adjusted book capitalization 43.6% 42.6% 49.7% 50.3% Total secured debt/GAV 54.4% 57.5% 32.1% 32.1% Total debt/total assets 49.0% 45.3% 54.4% 55.6% Secured debt/EBITDA 10.6x 12.1x 6.8x 4.5x Unencumbered NOI/total NOI 37.3% 46.2% EBITDA/Interest expense 1.5x 1.7x 1.9x 2.4x U — S T O R E — I T T R U S T 18